
BAK
423448A
BAK BATTERY
433450A
BAK
063448A
BAK
BAK BATTERY
Rechargeable li-ion Battery

China BAK Battery, Inc.

(Nasdaq: CBAK)

Corporate Presentation

August 2008


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Safe Harbor Statement



CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

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Investment Considerations

- ✓ Established leader in China Li-ion mobile battery and a strong newcomer in notebook battery hitting a demand/supply sweet spot
- ✓ Migration to high-margin, high-demand products nearly completed
- ✓ Major progress in International Tier 1 OEM certification
- ✓ Improvement in operating results signaling a turnaround

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Experienced Team Focused on Growth and Profitability

- Xiangqian Li, Chairman and CEO
  - Visionary leader in China Li-ion battery industry
  - Led CBAK since founding; full-time, operating CEO
- Tony Shen, CFO, joined CBAK in May 2007
  - Former CFO at eLong Inc (Nasdaq: LONG), led eLong to its first quarter of operating profit
  - Directed comprehensive cost/expense reduction efforts
- Dr. Henry Mao, Director, COO and CTO, 5 yrs with CBAK
  - Significant expertise in Li-ion technology; widely published technological author; holder of 7 U.S. patents in Li-ion
  - Successful tenure as CTO at Lishen and senior engineering position at NEC Moli Energy
- Ken Broom, VP and GM of OEM Business, nearly 2 years with CBAK
  - 20+ years of management, engineering and sales experience in the Li-ion battery industry
  - Successful tenure as GM at NEC Moli Energy


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Growth Strategy



- ✓ Enhance leading-edge technology through continual innovation
  - More automation to improve quality and increase efficiencies
- ✓ Continue cost leadership through yield improvements and refined manufacturing process
  - Greater utilization of capacity
- ✓ Expand customer base & develop new application markets
  - Asus and Simplo
  - Targeting other international accounts
- ✓ Increase manufacturing capacity
  - In order to satisfy growing demand

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Key Applications
Cylindrical Cells
Notebook Computers
Aluminum-Case & Steel-Case Cells
Cell phones
Li-ion Rechargeable Batteries
Polymer Cells
PDAs
Digital cameras
Bluetooth headsets
MP3/ Portable entertainment
Power Cells
Hybrid-electric vehicles
Light-electric vehicles
Uninterruptible Power Supply
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Evolution of Product Mix

Continued migration to higher margin products

Q3 FY07A


Others
47%
$29.5m
Prismatic
Aluminum-Case
Cells
50%
Cylindrical Cells
3%

Q3 FY08A


Others
31%
$68.5m
Prismatic
Aluminum-Case
Cells
49%
Cylindrical Cells
20%

FY09P


Others
10%
$370m-
$410m
Prismatic
Aluminum-Case
Cells
51%
Cylindrical Cells
39%

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Notebook Computer Cells

(Cylindrical Cells)

- ✓ **Worldwide supply shortage**: at least 150M cells each year in 2009 – 2011; China BAK is the only Chinese manufacturer
- ✓ **High gross margin**: now at 15%; 18% to 20% expected in 2009
- ✓ **Major source of growth**: now 20% of revenue; 39% expected in 2009
- ✓ **Customer traction**: shipping to Simplo (Jan) and Asus (May); site audit by HP expected in Oct, orders may follow in one to two months thereafter





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Notebook Computer Cells - Sales Trend
(Cylindrical Cells)



($ in millions)
(as a % of total revenue)
$24
$22
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
35%
30%
25%
20%
15%
10%
5%
0%
Notebook Cell Revenue
% of Total Revenue
Q1 FY07
Q2 FY07
Q3 FY07
Q4 FY07
Q1 FY08
Q2 FY08
Q3 FY08
Q4 FY08E


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Cell Phone and Polymer Cells



- ✓ Currently represents 80% of revenue
  - Aluminum-case cells: 50% of revenue
  - Battery Packs and Steel-case cells: 26% of revenue
  - Polymer cells: 4% of revenue
- ✓ OEM market in China and the U.S.
  - SanDisk, Foxconn, Lenovo, UTStarcom and Hisense
  - Qualification underway with international Tier 1 OEM's
- ✓ Replacement market in China
  - Cell phones are sold and resold through an existing distribution network – not disposed of like in the U.S., creating strong demand for replacement batteries

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Financial Overview


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Highlights: Q308 (June)



- ✓ **Strong performance**
  - Record revenue of $68M
    - Represents an increase of 33% sequentially and 132% YoY
  - Breaking even in operations vs. $3.7M operating loss in Q208
  - EBITDA of $3.3M
  - DSO, Inventory turns at best level in two years
- ✓ **Notebook cells a bright spot**
  - Revenue from notebook cells doubled vs. Q208, now 2nd largest revenue source (20%)
  - Gained Asus as a customer; Site Audit by HP expected in October 2008
  - Selling prices raised on customer requests

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Outlook Update

FY08 guidance raised to $240M from $210M

FY09 guidance range: $370M to $410M


($ in millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
CAGR 39.9%(1)
CAGR 69.0%
FY '05A
FY '06A
FY '07A
FY '08P
FY '09P
9mo '07A
9 mo '08A

(1) Based on midpoint of 2009 projected range


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Summary Financial Data



Consolidated Statements of Operations Data:
($ in thousands)

	FYE September 30, 2006	FYE September 30, 2007	9 Mo. Ended June 30, 2008
Revenue	$ 143,829	$ 145,861	$ 172,609
Cost of Revenue	(104,196)	(120,255)	(153,184)
Gross Profit	**39,633**	**25,606**	**19,425**
Total Operating Expenses	(11,246)	(12,113)	(13,599)
EBITDA	**28,387**	**13,493**	**5,826**
Dep & Amort	(5,816)	(8,912)	(9,362)
Operating Income	**22,571**	**4,581**	**(3,536)**
Finance Costs, Net	(1,888)	(5,225)	(7,377)
Government Grant Income	279	1,035	1,377
Gain on Trading Securities	(205)	-	-
Other (Expense) / Income	-	(103)	74
Pretax Income	**20,757**	**288**	**(9,463)**
Income Tax	(593)	196	50
Net Income	**$ 20,165**	**$ 483**	**$ (9,412)**
Basic and Diluted EPS	$ 0.41	$ 0.01	$ (0.18)

Consolidated Balance Sheet Data:
($ in thousands)

	Sept. 30, 2007	June 30, 2008
Cash and Cash Equivalents	$ 14,197	$ 30,244
Total Assets	307,229	414,374
Net Debt	128,811	145,446
Total Shareholders' Equity	$ 126,732	$ 147,879
Working Capital	(6,998)	(2,511)
Net Debt / Total Book Capitalization	53.4%	55.3%

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Thank You